Convertible notes payable	12 Months Ended
Dec. 31, 2022
Convertible notes payable
Convertible Notes Payable

19. Convertible notes payable

	As of December 31,
	2021	2022
	RMB’000	RMB’000

Liability component on initial recognition	-	7,415
Interest accrued	-	360
Notes converted to ADS	-	(517)
Exchange difference	-	6
Total	-	7,264

On May 24, 2022, the Company entered into a Securities Purchase Agreement pursuant to which the Company issued an unsecured convertible promissory note with 18 months  maturity (“the Note”) to an institutional accredited investor Streeterville Capital, LLC (“Investor”). The Note has the original principal amount of US$1,075,000 and Investor gave consideration of US$1.0 million, reflecting original issue discount of US$50,000 and Investor’s legal fee of US$25,000.

For the convertible promissory notes issued, interest accrues on the outstanding balance of these notes at 8% per annum. The Investor may redeem all or any part of the outstanding balance of the note, at any time after six months from the issue date, in cash or converting into shares of the Company’s common stock at a price equal to 75% multiplied by the lowest daily volume weighted average price (“VWAP”) during the ten trading days immediately preceding the applicable redemption conversion,. The Company anticipates using the proceeds for general working capital purposes.

As of May 25, 2022, the Company received principal in full from the Investor.

As of December 31, 2022, shares of the Company’s common stock totaling 40,257,168 were issued by the Company to the Investor equaling principal amounted to US$75,000, and the Notes balance was US$1,053,244.